EXECUTION VERSION

FIRST INCREMENTAL REVOLVING CREDIT AMENDMENT

This FIRST INCREMENTAL REVOLVING CREDIT AMENDMENT, dated as of March 30, 2010 (this “Amendment”), is entered into by and among UNITEK ACQUISITION, INC., a Delaware corporation, (the “Borrower”), UNITEK MIDCO, INC., as a Guarantor, certain subsidiaries of the Borrower party hereto as Subsidiary Guarantors, MAXAM OPPORTUNITIES FUND LP and MAXAM OPPORTUNITIES FUND (INTERNATIONAL) LP (the “Incremental Revolving Credit Lenders”), and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent (the “Administrative Agent”) under that certain First Lien Credit Agreement dated as of September 27, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent and the banks, financial institutions and other entities party thereto.  Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS:

WHEREAS, the Credit Agreement provides for a $20,000,000 Revolving Credit Facility (of which $10,000,000 is available for the issuance of Letters of Credit); and

WHEREAS, the Borrower wishes to issue letters of credit for the benefit of Chartis Insurance in support of its obligations under certain policies of insurance and for other general corporate purposes; and

WHEREAS the Borrower and the Administrative Agent have agreed to amend the Credit Agreement to add an incremental revolving credit facility which shall consist of a $12,000,000 tranche to the Revolving Credit Facility (the “Incremental Revolving Credit Facility”).  The full amount under the Incremental Revolving Credit Facility will be available solely for the issuance of letters of credit (the “Incremental Letters of Credit”); and

WHEREAS, pursuant to Section 2.18(a)(vii) of the Credit Agreement, the Loan Documents may be amended by the Administrative Agent and the Loan Parties to provide for terms applicable to the Incremental Revolving Credit Facility; and

WHEREAS the Loan Parties have requested that the Administrative Agent approve an incremental amendment of the Credit Agreement in accordance with the form of the Composite First Lien Amended Credit Agreement attached as Schedule I hereto (the “Amended Credit Agreement”) in order to accomplish the implementation of the Incremental Revolving Credit Facility as contemplated in the third recital above;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.         AMENDMENTS TO CREDIT AGREEMENT AND SECURITY AGREEMENT

(a)           The body of the Credit Agreement (excluding the schedules and exhibits thereto) is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended in accordance with the form of the Amended Credit Agreement as set forth in Schedule I hereto.

(b)           Exhibit A-1 of the Credit Agreement is hereby amended in accordance with the form of such Exhibit as set forth in Schedule II hereto.

(c)           Section 21(b) of the Security Agreement is hereby amended by deleting the reference to “Section 2.16 of the First Lien Credit Agreement” and replacing it with a reference to “Section 2.12 of the First Lien Credit Agreement”.

SECTION 2.         INCREMENTAL REVOLVING CREDIT COMMITMENT

Each Incremental Revolving Credit Lender hereby acknowledges that it has made the Incremental Revolving Credit Commitments (as such term is defined in the Amended Credit Agreement) set forth opposite such Incremental Revolving Credit Lender’s name on Schedule III hereto.

SECTION 3.         CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective (“Incremental Revolving Credit Facility Closing Date”) as of the date first above written when, and only when:

(a) the Administrative Agent shall have received:

(i)           counterparts of this Amendment duly executed by the Loan Parties, the Incremental Revolving Credit Lenders and the Administrative Agent;

(ii)           a certificate signed by a duly authorized officer of the Borrower and each Guarantor stating that (i) the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct in all material respects on and as of the Incremental Revolving Credit Facility Closing Date, as though made on and as of such date other than any such representations and warranties that, by their terms refer to a specific date other than the Incremental Revolving Credit Facility Closing Date, in which case on and as of such specific date, (ii) no Default or Event of Default has occurred and is continuing or will result from giving effect to this Amendment, (iii) after giving pro forma effect to the incurrence of the Incremental Revolving Credit Facility, neither the Total Leverage Ratio nor the First Lien Leverage Ratio will be higher than that immediately prior to the incurrence of the Incremental Revolving Facility, (iv) the terms of the Incremental Revolving Credit Facility are the same as the terms of the Revolving Credit Facility and such Incremental Revolving Credit Facility shall form part of the Revolving Credit Facility for all purposes, and (v) neither the incurrence of the Incremental Revolving Credit Facility by the Borrower nor the terms of this Amendment and the Amended Credit Agreement violates any of the terms or provisions of the Intercreditor Agreement; and

(iii)           certified copies of resolutions of the board of directors of the Borrower approving the Incremental Revolving Credit Facility and the corresponding modifications to the Credit Agreement.

(b) the Borrower shall have paid all fees and expenses due and owing to the Incremental Revolving Credit Lenders as of the Incremental Revolving Credit Facility Closing Date pursuant to the fee letter dated as of the date hereof between the Borrower and the Incremental Revolving Credit Lenders.

SECTION 4.         REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

Unitek - First Incremental Revolving Credit Amendment

A.           Binding Effect

This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties.

B.           Severability

In case any provision herein or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C.           Reference to Credit Agreement

On and after the Incremental Revolving Credit Tranches Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement as amended and restated by this Amendment.

D.           Effect on Credit Agreement

Except as specifically amended in Section 1 and Section 2 of this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

E.           Confirmation of Obligations.

Each Loan Party acknowledges and confirms that all Obligations under the Amended Credit Agreement relating to the Incremental Revolving Credit Facility constitute “Guaranteed Obligations” (as defined in the Credit Agreement as amended by this Amendment) and “Secured Obligations” (as defined in the Security Agreement).

F.           Execution

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

G.           Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

H.           Jurisdiction, Etc.

(a)         Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(b)         Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Unitek - First Incremental Revolving Credit Amendment

I.           WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

J.           APPLICABLE LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

K.           Counterparts.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Unitek - First Incremental Revolving Credit Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

UNITEK ACQUISITION, INC., as Borrower

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

UNITEK MIDCO, INC., as Parent

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

UNITEK USA, LLC, as Guarantor

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

ADVANCED COMMUNICATIONS USA, LLC, as Guarantor

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

DIRECTSAT USA, LLC, as Guarantor

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

FTS USA, LLC, as Guarantor

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

WTW USA, LLC, as Guarantor

By:
Name: Ronald J. Lejman
Title: Chief Financial Officer

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

[Signature Page to Unitek - First Incremental Revolving Credit Amendment]

MAXAM OPPORTUNITIES FUND LP
(by its General Partner: Maxam Opportunities GP Ltd.), as Incremental Revolving Credit Lender

By:
Name: Johnny Ciampi
Title: Managing Partner

MAXAM OPPORTUNITIES FUND (INTERNATIONAL) LP (by its General Partner: Maxam Opportunities (International) GP Ltd.), as
Incremental Revolving Credit Lender

By:
Name: Johnny Ciampi
Title: Managing Partner

[Signature Page to Unitek - First Incremental Revolving Credit Amendment]

SCHEDULE I

Amended Credit Agreement

SCHEDULE II

Amended Exhibit

SCHEDULE III

Incremental Commitments

Incremental Revolving Credit Lender	Incremental Revolving Credit Commitment	Incremental Issuing Bank	Incremental Letter of Credit Commitment
Maxam Opportunities Fund LP	$8,542,800	HSBC Bank Canada	$12,000,000
Maxam Opportunities Fund (International) LP	$3,457,200
Total	$12,000,000		$12,000,000